IMAGEWARE® SYSTEMS, INC.



ImageWare® Systems, Inc. (IWSY)

Biometric Identity Management

Leading Developer of Open Architecture Software Solutions

FORWARD LOOKING STATEMENTS

Statements in this presentation that relate to ImageWare's future plans, objectives, expectations, performance, events and the like are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. Future events, risks and uncertainties, individually or in the aggregate, could cause actual results to differ materially from those expressed or implied in these statements. Those factors could include absence of available or sufficient capital to execute the Company's business plan, and changes in economic or other conditions that may change demand for the Company's products and services and other factors. This presentation is comprised of interrelated information that must be interpreted in the context of all of the information provided and care should be exercised not to consider portions of this presentation out of context. ImageWare uses paid services of investor relations organizations to promote the Company to the investment community. Investments in any company should be considered highly speculative and prior to acquisition, should be thoroughly researched. ImageWare does not intend to update these forward-looking statements prior to any announcement of quarterly or annual results.

ABSENCE OF CURRENT INFORMATION

Investors are also cautioned that ImageWare is delinquent in filing its periodic and other reports required to be filed with the Securities and Exchange Commission. While ImageWare intends to file such delinquent reports with the Securities and Exchange Commission, until such time, investors may be without sufficient information necessary to evaluate ImageWare, its operational and other risks, business plan, financial condition and results of operations for the periods contained in such delinquent reports, nor will investors be able to adequately assess the forward-looking statements contained in this presentation. Investors should therefore view such forward-looking statements with extreme caution.

ImageWare Systems, Inc.

Innovative Multi-Biometric Solutions

Biometrics: Those specific human characteristics unique to individuals - used to provide a reliable way to identify or verify identity.

Finger - Face - Iris - DNA - Palm
Finger Vein - Retina - Hand Geometry
Signature - Voice

IMAGEWARE SYSTEMS, INC.

A Revolutionary Approach

Old Paradigm

- Identity Management driven by Hardware vendors
- Package hardware "Capture" devices with proprietary software
- Protection = data enrolled in proprietary format.
- Closed end system
- Difficult to replace

New Paradigm

- IWS Solution focus on data and data management
- "ORACLE" of Biometrics
- Flexible open multi-biometric agnostic solutions
- Use virtually any hardware or any biometric algorithm
- "It's the data, stupid!"

Investment Highlights

- Only public pure play Identity Management Software
- Only U.S. company specialized in delivering open-architected, multi-biometric identity management software
- Technology targeting high growth, multi-billion dollar markets
  - Biometrics, Secure Credentials, & Public Safety
- Worldwide growth drivers
  - Scalable software license business model with 65+% gross margins
  - Several multi-million dollar agreements in development expected to significantly ramp up revenues over the next 6 - 18 month period

Investment Highlights, continued

- Four issued patents (including Fusion) + patents pending
- Recently announced multi-million dollar awards for implementation over two years period for all phases
- Expect to be cash flow positive for 2011

ImageWare Systems, Inc.

IWS Multi-Modal Biometric Platform

Customer Defines the Use Case


Use Cases
Biometric Types
IWS Biometric Engine
Devices
Algorithms
IWS Secure Credential Manager
IWS Identity Manager
IWS Identity Service Bus
Integrated Biometric Services
Additional 3rd Party or IWS Applications
AFIS
IT Apps
FBI/Interpol
Etc.
Enrollment and Registration
Verification of Identity
Search for Persons of Interest
BDB
Specific Usage & Operations
Access Control
Internal Control and Audit
1:1 Identity Verification
1:N Identification of unknown persons
X:N Identification using Watch Lists
N:N Duplicate / Fraudulent Identity Check

Identify. Verify. Confirm.

Identity Management Framework



ImageWare Systems, Inc.
Identity Management Framework
ENROLLMENT DATA
• Finger (NIST)
• Face (NIST)
• Palm (NIST)
• Scars, Marks, Tattoos
• Booking Data
• Demographic Data
IWS™ Law Enforcement
IWS™ Biometric Engine
• Face
• Finger
• Iris
• Signature
• Tombstone Data
• Breeder Documents
Secure Credential Solutions
NIST
Identity Management
NIST
• NIST Transaction processing
• AFIS search
Fail
Secondary
Pass
IWS™ Law Enforcement
Identification / Verification Results:
Fail
Secondary
Pass
IWS™ Biometric Engine
Secure Credential Solutions

Identify. Verify. Confirm.

ImageWare Systems, Inc.

Paradigm Shift Driving Growth

- Trends and market drivers
  - Increased identity theft
  - Border security
  - International terrorism
- New approaches to ID management
  - Multi-biometrics
  - "Smart" credentials
  - Data sharing

Major Government Initiatives

- Homeland Security Presidential Directive 12
- Global Secure Border Concerns
- U.S. Visit Program
- First Responder Credentialing
- Global ePassport, eVisa, Visa Waiver Initiatives



Present Clients Include:

U.S. Department of Veteran Affairs - Multi-Biometric Identify Management Solution

- Multi-biometric enrollment and management of face, Livescan fingerprint and fingerprint minutia
- Identity proofing and vetting to prevent fraud and duplicate registrations
- Management of all biometric devices
- Potential – link Defense Department's Common Access Card
- Expand PIV Interoperability across Federal, State and Local facilities

Canadian Air Transportation Security Administration - Card Management / Restricted Access /Identity Card

- Enhance security / reduce potential of terrorism, identity fraud/card theft
- Potential - Worldwide deployment in countries desiring like card; next deployment at a major U.S. airport

IMAGEWARE SYSTEMS, INC.

Present Clients Include:

Mexican National Institute of Migration - Border Control / Audit / Analysis

- Create accurate identity database which can be run against watch lists
- Potential - Electronic visa is replicable throughout the world

A Major U.S. Airport - Identification Cards

- Create identity database which can run against international watch lists as well as federal, state and local law enforcement lists
- Replicable to all airports, seaports and other transportation venues
- Potential – Two additional orders for this same airport

Growth Strategy

- Collaborate and continue to build innovative technology & solutions
- Continue to deliver real value to customers
- Pursue, enter and create new markets
  - Banking, Insurance, Health Care, Transportation
- Next big waves
  - Mass adoption - by Federal/State/Local governments in the U.S. and abroad
  - Data via handheld devices – low cost enrollment and verification already developed with near-term launch pending

ImageWare Systems, Inc.

Steps to Increasing Shareholder Value and Liquidity

- Bring financial reporting current
- Active investor relations program to communicate growth and progress
- Become fully reporting company again
- Improve stock exchange listing

Corporate Contact:

Wayne Wetherell, CFO
ImageWare Systems, Inc.
Tel: (858) 673-8600 x390
Email: wwetherell@iwsinc.com

Investor Contact:

Terri MacInnis, Dir. of IR
Bibicoff + MacInnis, Inc.
Tel: (818) 379-8500
Email: terri@bibimac.com





